UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2022

CLEARBRIDGE

TACTICAL DIVIDEND

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to generate high current income, with capital appreciation as a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Tactical Dividend Income Fund for the twelve-month reporting period ended October 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective August 1, 2022, Patrick McElroy, CFA joined the Fund’s portfolio management team. It is anticipated that Mark McAllister, CFA will retire and step down as a member of the Fund’s portfolio management team on or about December 31, 2022. For more information, please see the Fund’s prospectus supplement dated July 26, 2022.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	ClearBridge Tactical Dividend Income Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2022

ClearBridge Tactical Dividend Income Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to generate high current income, with capital appreciation as a secondary objective. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in equity and equity-related securities that provide investment income, dividend payments or other distributions or in other investments with similar economic characteristics. The Fund may invest in equity and equity-related securities of issuers with any market capitalization.

The Fund invests in a diversified portfolio of equity and equity-related securities, including common stocks, preferred stocks, convertible preferred stocks and other securities convertible into equity securities, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), closed-end investment companies, including business development companies (“BDCs”), and royalty trusts. The Fund may invest up to 50% of its net assets in foreign securities, including securities of issuers in emerging market countries.

The Fund may also seek to generate current income from short-term gains earned through an option strategy which may consist of writing (selling) call options on equity securities in its portfolio (“covered calls”) and on broader equity market indexes, or writing (selling) put options on such securities or indexes. The Fund’s investments in options on equity securities and equity market indexes are included in the Fund’s 80% policy.

The Fund may invest up to 20% of its assets in fixed income securities of any credit quality, including securities rated below investment grade or, if unrated, that we deemed to be of comparable quality (“high yield” or “junk” bonds). The Fund’s investments in fixed income securities may include structured notes.

By conducting fundamental research and dividend analysis, we seek to identify companies that have the ability to pay attractive dividends and have assets or earnings prospects that are either unrecognized or undervalued, have attractive valuations, or are expected to have positive changes in earnings prospects. We combine bottom-up stock selection with top-down thematic overlay to construct a diversified portfolio with a focus on generating high current income.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equity markets took a defensive shift during the twelve-month reporting period ended October 31, 2022. In the S&P 500 Indexi, rising interest rates created headwinds for long-duration growth stocks in the communication services (-40.65%), consumer discretionary (-28.52%) and information technology (“IT”) (-20.22%) sectors investing to generate profits far into the future. Yield-sensitive real estate stocks (-20.98%) were also among the casualties of higher rates. Recession fears outweighed the benefits of higher rates for financials (-13.99%) and, combined with higher raw material and labor costs and supply chain disruptions, weighed on cyclical materials (-11.04%) and industrials (-8.14%) sectors. Deteriorating economic data drove relative outperformance of defensive consumer staples (+4.85%), utilities (+1.18%) and health care (+0.63%) stocks. The clear winner, amid elevated oil and gas prices and an ongoing energy crisis in Europe, was the energy sector (+64.87%).

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	1

Fund overview (cont’d)

Positive corporate earnings helped to buoy equity markets in the fourth quarter of 2021, while the emergence of the COVID-19 Omicron variant continued the pandemic’s disruption to global supply chains, causing labor shortages. At the same time, rising inflation prompted the Federal Reserve Board (the “Fed”) to take on a more hawkish stance, accelerating the tapering of asset purchases and increasing rate hike projections. This drove equities, in particular higher-growth companies, to sell off entering 2022.

Russia’s invasion of Ukraine in February further disrupted global supply chains and reduced global commodity reserves due to the sanctions levied on Russia, the world’s eleventh largest economy. The conflict increased the probability of a recession in Europe, which investors feared could spread to other developed economies. Oil and gas prices spiked, lifting the energy sector and driving further inflation. The yield for the ten-year Treasury note jumped from 1.63% to 2.33% in the first quarter of 2022.

The second quarter brought more of the same, with persistent inflation prompting central banks to take more hawkish stances. The Fed raised the federal funds rate by 50 basis points in May and 75 basis points in June. These hikes jarred financial markets, significantly compressing equity multiples. Defensive sectors led the market, along with the energy sector, while mega cap growth stocks sold off, leading to 20%+ declines for the IT, communication services and consumer discretionary sectors. Concerns over companies’ abilities to maintain current margins increased, as did the probability of a “hard landing” for the economy. The yield for the ten-year Treasury note rose to 3.01%.

A bear market rally followed in July, with investors bidding up growth stocks in particular in the hopes a policy-engineered recession would spur a reversal in Fed policy. Such hopes were dashed in August when candid statements by Fed Chair Powell signaled the Fed’s intent to continue raising rates beyond previous targets, regardless of the economic consequences. Higher bond yields — the yield for the ten-year Treasury note rose to 3.83% in the third quarter of 2022 — helped strengthen the U.S. dollar, reducing overseas revenues for multinational companies. Emerging evidence of a slowing economy, which might prompt an early Fed pivot from its tightening regime, helped equities in October, along with some better-than-expected earnings. Yields nevertheless edged up, with the yield for the ten-year Treasury note ending the period at 4.05%, up 250 basis points year over year, as the Fed signaled a higher-for-longer future for interest rates and a recession became the base case for 2023.

Q. How did we respond to these changing market conditions?

A. The Fund invests in equity securities that exhibit an attractive income stream, including dividend-paying stocks, energy MLPs and REITs. During the reporting period we did not greatly alter the weights of our exposures to these types of securities but found idiosyncratic opportunities to improve the portfolio’s long-term positioning.

2	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

Downside risks were prevalent in the economy at large, due to slowing economic data, monetary tightening, elevated inflation and pressures from the war in Ukraine. We carefully weighed these short-term risks against the longer-term backdrop, and our assessment was that the environment had become more challenging for risk assets such as common stocks in the short term. In the long term, we continued to be comfortable owning high-quality companies with sound balance sheets and liquidity levels, leadership positions in their sectors, attractive dividend yields and dividend growth potential. We added Blue Owl Capital, an alternative asset manager with a variety of products that support the PE (private equity)/VC (venture capital) ecosystem (direct lending, GP (general partner) stakes, triple net leases). Blue Owl Capital is a beneficiary of increasing allocation to alternative asset classes, particularly by retail investors, and we believe that the combination of secular growth in its end markets plus company-specific growth levers (new funds launching, deployment of existing assets) should position them to be among the fastest-growing alternative managers and with nearly 100% of its revenues fee income, reducing volatility. On a similar note of responding to heightened volatility, we added to industrials holding Otis, which makes elevators and related equipment and is one of the most defensive companies in the sector and executing well.

We were opportunistic and tactical in managing through the high level of uncertainty and volatility in the energy market, emphasizing balance sheet strength, asset footprint diversity and quality. A new position in Equitrans Midstream, a pipeline company focused on natural gas and natural gas liquids, should benefit from tight natural gas supply and demand dynamics and the growth prospects of the Appalachian basin where it operates; it is a major owner of the Mountain Valley Pipeline, which could be of strategic importance for both U.S. and Europe’s energy needs.

The commercial real estate market recovery continued but came under increasing pressure due to higher interest rates and associated real estate borrowing costs that began to put pressure on real estate asset values and REIT share prices. In part to reflect this environment, we trimmed the Fund’s exposure to Crown Castle, which is seeing headwinds from higher interest costs. We continued to build the Fund’s position in Gaming and Leisure Properties, which owns the largest portfolio of regional gaming properties in the U.S. and is a material beneficiary of the post-COVID-19 economic recovery.

Performance review

For the twelve months ended October 31, 2022, Class A shares of ClearBridge Tactical Dividend Income Fund, excluding sales charges, returned -8.37%. The Fund’s unmanaged benchmark, the Dow Jones U.S. Select Dividend Indexii, returned 3.87% and the Fund’s Composite Benchmarkiii returned -3.02% for the same period. The Lipper Equity Income Funds Category Averageiv returned -5.96% over the same time frame.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of October 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Tactical Dividend Income Fund:
Class A	-3.61%	-8.37%
Class C	-3.99%	-9.00%
Class I	-3.51%	-8.12%
Class IS	-3.40%	-8.02%
Dow Jones U.S. Select Dividend Index	-2.34%	3.87%
Composite Benchmark	-2.94%	-3.02%
Lipper Equity Income Funds Category Average	-2.96%	-5.96%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class I and Class IS shares were 1.44%, 2.19%, 1.18% and 1.10%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.19% for Class A shares, 2.00% for Class C shares, 1.00% for Class I shares and 0.90% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

4	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the reporting period, on an absolute basis, the Fund had positive returns in three out of eleven sectors, with the greatest contributions to returns coming from the energy and health care sectors. Relative to the Fund’s blended benchmark, stock selection in the IT and communication services sectors contributed positively. An underweight to the real estate sector was also additive.

In terms of individual Fund holdings, leading contributors to performance for the reporting period included Energy Transfer, PBF Logistics, Enterprise Products Partners, Magellan Midstream Partners and Lockheed Martin.

Q. What were the leading detractors from performance?

A. On an absolute basis, the financials and IT sectors detracted the most. Relative to the Fund’s blended benchmark, stock selection in the financials, energy, consumer discretionary and utilities sectors were leading detractors. In sector allocation, overweights to the IT and financials sectors and an underweight to the energy sector weighed on returns.

At the security level, leading detractors included Microsoft, Blackstone, KKR 6% convertible preferred shares, Stanley Black & Decker and Intel.

Q. Were there any significant changes to the Fund during the reporting period?

A. Accounting for larger new positions, during the reporting period shares of Broadcom 8.00% convertible preferred converted to shares of Broadcom common stock, we received shares of Diamondback Energy as the company acquired all publicly held common units of portfolio holding Rattler Midstream not already owned by Diamondback, and we converted 4.75% convertible preferred shares of Danaher in the health care sector to common shares. Larger positions exited included KNOT Offshore Partners in the energy sector, Qurate Retail 8% convertible preferred shares in the consumer discretionary sector, and ASML in the IT sector.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	5

Fund overview (cont’d)

Thank you for your investment in ClearBridge Tactical Dividend Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark McAllister, CFA

Portfolio Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Investments, LLC

Patrick McElroy, CFA

Portfolio Manager

ClearBridge Investments, LLC

November 14, 2022

RISKS: Equity and equity-related securities are subject to market and price fluctuations. Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, social and economic conditions, which could increase volatility. These risks are heightened in emerging markets. Emerging markets countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in real estate investment trusts (“REITs”), which are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, as well as the risks associated with the real estate markets. Investments in MLPs include the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, changes in tax

6	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

laws, and other risks of the MLP and energy sector. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. Diversification does not guarantee a profit or protect against a loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2022 were: Energy Transfer LP (5.5%), Apple Inc. (4.3%), Enterprise Products Partners LP (4.3%), Microsoft Corp. (4.0%), Blackstone Inc. (3.5%), Magellan Midstream Partners LP (3.4%), Broadcom Inc. (2.9%), Pfizer Inc. (2.7%), KKR & Co. Inc. (2.3%) and Merck & Co. Inc. (2.2%). Please refer to pages 14 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2022 were: master limited partnerships (24.1%), information technology (18.1%), financials (13.4%), health care (8.1%) and industrials (7.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	7

Fund overview (cont’d)

[i]	The S&P 500 Index is an unmanaged index of the stock of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii

The Dow Jones U.S. Select Dividend Index consists of 100 of the highest dividend-yielding securities (excluding Real Estate Investment Trusts (REITs)) in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities.

iii

The Composite Benchmark is a representation of the performance of the major asset classes in which the Fund may typically invest, consisting of 60% Russell 3000 Value Index, 20% Alerian MLP Index and 20% MSCI U.S. REIT Index. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Alerian MLP Index is a composite of the fifty most prominent energy MLPs and is calculated using a float-adjusted, capitalization-weighted methodology. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market Index (IMI) which captures large, mid- and small-cap securities. The Index represents about 99% of the U.S. REIT universe.

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 473 funds for the six-month period and among the 467 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

8	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2022 and October 31, 2021. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2022 and held for the six months ended October 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-3.61%	$1,000.00	$963.90	1.20%	$5.94	Class A	5.00%	$1,000.00	$1,019.16	1.20%	$6.11
Class C	-3.99	1,000.00	960.10	1.90	9.39	Class C	5.00	1,000.00	1,015.63	1.90	9.65
Class I	-3.51	1,000.00	964.90	0.97	4.80	Class I	5.00	1,000.00	1,020.32	0.97	4.94
Class IS	-3.40	1,000.00	966.00	0.85	4.21	Class IS	5.00	1,000.00	1,020.92	0.85	4.33

10	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

[1]	For the six months ended October 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 10/31/22	-8.37%	-9.00%	-8.12%	-8.02%
Five Years Ended 10/31/22	7.29	6.52	7.57	7.64
Ten Years Ended 10/31/22	6.90	6.13	7.18	N/A
Inception* through 10/31/22	—	—	—	5.74

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 10/31/22	-13.66%	-9.88%	-8.12%	-8.02%
Five Years Ended 10/31/22	6.03	6.52	7.57	7.64
Ten Years Ended 10/31/22	6.27	6.13	7.18	N/A
Inception* through 10/31/22	—	—	—	5.74

Cumulative total returns
Without sales charges[1]
Class A (10/31/12 through 10/31/22)	94.88%
Class C (10/31/12 through 10/31/22)	81.21
Class I (10/31/12 through 10/31/22)	100.05
Class IS (Inception date of 5/22/13 through 10/31/22)	69.47

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022). Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, I and IS shares are October 19, 1990, September 22, 2000, May 16, 2008 and May 22, 2013, respectively.

12	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Tactical Dividend Income Fund vs. Dow Jones U.S. Select Dividend Index and the Composite Benchmark consisting of 60% Russell 3000 Value Index, 20% Alerian MLP Index and 20% MSCI U.S. REIT Index† — October 2012 - October 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Tactical Dividend Income Fund on October 31, 2012, assuming the deduction of the maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022) at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Dow Jones U.S. Select Dividend Index and the Composite Benchmark. The Dow Jones U.S. Select Dividend Index consists of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities. The Composite Benchmark is a representation of the performance of the Fund’s major asset classes. It consists of 60% Russell 3000 Value Index, 20% Alerian MLP Index and 20% MSCI U.S. REIT Index. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market Index (IMI), which captures large-, mid- and small-cap securities. The index represents about 99% of the U.S. REIT universe. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	13

Schedule of investments

October 31, 2022

ClearBridge Tactical Dividend Income Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 62.8%
Communication Services — 2.3%
Diversified Telecommunication Services — 1.1%
Verizon Communications Inc.	85,790	$3,205,972
Entertainment — 1.2%
Activision Blizzard Inc.	51,800	3,771,040
Total Communication Services		6,977,012
Consumer Staples — 3.7%
Beverages — 1.9%
Coca-Cola Co.	97,030	5,807,245
Household Products — 1.8%
Kimberly-Clark Corp.	16,290	2,027,453
Procter & Gamble Co.	23,950	3,225,347
Total Household Products		5,252,800
Total Consumer Staples		11,060,045
Energy — 4.3%
Oil, Gas & Consumable Fuels — 4.3%
Diamondback Energy Inc.	28,239	4,436,629
DT Midstream Inc.	52,600	3,140,220
Enbridge Inc.	42,190	1,643,301
Equitrans Midstream Corp.	189,500	1,595,590
Williams Cos. Inc.	69,570	2,277,026
Total Energy		13,092,766
Financials — 11.1%
Banks — 3.0%
Bank of America Corp.	120,700	4,350,028
JPMorgan Chase & Co.	37,900	4,770,852
Total Banks		9,120,880
Capital Markets — 6.6%
Blackstone Inc.	115,090	10,489,302
Blue Owl Capital Inc.	319,400	3,200,388
CME Group Inc.	6,920	1,199,236
Intercontinental Exchange Inc.	15,910	1,520,519
Trinity Capital Inc.	301,400	3,592,688
Total Capital Markets		20,002,133
Diversified Financial Services — 0.5%
Apollo Global Management Inc.	26,520	1,468,147
Insurance — 1.0%
Chubb Ltd.	13,210	2,838,697
Total Financials		33,429,857

See Notes to Financial Statements.

14	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

ClearBridge Tactical Dividend Income Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care — 8.0%
Biotechnology — 0.8%
Amgen Inc.	8,430	$ 2,279,051
Life Sciences Tools & Services — 1.5%
Danaher Corp.	18,590	4,678,545
Pharmaceuticals — 5.7%
Johnson & Johnson	13,790	2,399,046
Merck & Co. Inc.	66,590	6,738,908
Pfizer Inc.	175,674	8,177,625
Total Pharmaceuticals		17,315,579
Total Health Care		24,273,175
Industrials — 6.7%
Aerospace & Defense — 3.0%
Lockheed Martin Corp.	9,030	4,394,720
Raytheon Technologies Corp.	47,980	4,549,464
Total Aerospace & Defense		8,944,184
Air Freight & Logistics — 0.7%
United Parcel Service Inc., Class B Shares	12,520	2,100,480
Electrical Equipment — 0.5%
Emerson Electric Co.	19,250	1,667,050
Machinery — 2.0%
Otis Worldwide Corp.	67,400	4,761,136
Stanley Black & Decker Inc.	17,660	1,386,134
Total Machinery		6,147,270
Road & Rail — 0.5%
Union Pacific Corp.	7,300	1,439,122
Total Industrials		20,298,106
Information Technology — 18.1%
Communications Equipment — 1.1%
Cisco Systems Inc.	73,650	3,345,919
Electronic Equipment, Instruments & Components — 0.8%
TE Connectivity Ltd.	20,020	2,447,045
IT Services — 0.8%
Paychex Inc.	20,390	2,412,341
Semiconductors & Semiconductor Equipment — 5.5%
Broadcom Inc.	18,421	8,660,080
NXP Semiconductors NV	9,670	1,412,594
QUALCOMM Inc.	38,150	4,488,729
Texas Instruments Inc.	12,890	2,070,521
Total Semiconductors & Semiconductor Equipment		16,631,924

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	15

Schedule of investments (cont’d)

October 31, 2022

ClearBridge Tactical Dividend Income Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Software — 5.6%
Microsoft Corp.	51,870	$12,040,583
NortonLifeLock Inc.	51,530	1,160,971
Oracle Corp.	47,070	3,674,755
Total Software		16,876,309
Technology Hardware, Storage & Peripherals — 4.3%
Apple Inc.	85,550	13,118,237
Total Information Technology		54,831,775
Materials — 1.3%
Chemicals — 1.3%
Air Products & Chemicals Inc.	6,030	1,509,912
Huntsman Corp.	85,840	2,297,078
Total Materials		3,806,990
Real Estate — 6.4%
Equity Real Estate Investment Trusts (REITs) — 6.4%
Alexandria Real Estate Equities Inc.	28,960	4,207,888
American Tower Corp.	9,210	1,908,220
Apartment Income REIT Corp.	42,788	1,644,343
Crown Castle Inc.	5,072	675,895
Equinix Inc.	3,260	1,846,594
Equity LifeStyle Properties Inc.	21,090	1,348,916
Gaming and Leisure Properties Inc.	60,047	3,009,556
Global Medical REIT Inc.	74,200	678,188
Prologis Inc.	14,690	1,626,917
SBA Communications Corp.	5,740	1,549,226
Weyerhaeuser Co.	23,350	722,216
Total Real Estate		19,217,959
Utilities — 0.9%
Electric Utilities — 0.4%
NextEra Energy Inc.	16,520	1,280,300
Multi-Utilities — 0.5%
Sempra Energy	10,420	1,572,795
Total Utilities		2,853,095
Total Common Stocks (Cost — $129,492,932)		189,840,780

See Notes to Financial Statements.

16	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

ClearBridge Tactical Dividend Income Fund

(Percentages shown based on Fund net assets)

Security		Shares/Units	Value
Master Limited Partnerships — 24.1%
Diversified Energy Infrastructure — 11.8%
Energy Transfer LP		1,296,630	$16,557,965
Enterprise Products Partners LP		513,970	12,977,743
Plains GP Holdings LP, Class A Shares		483,710	6,065,723	*
Total Diversified Energy Infrastructure			35,601,431
Global Infrastructure — 1.1%
Brookfield Renewable Partners LP		111,210	3,226,874
Liquids Transportation & Storage — 4.7%
Magellan Midstream Partners LP		188,720	10,181,444
PBF Logistics LP		191,350	4,079,582
Total Liquids Transportation & Storage			14,261,026
Oil/Refined Products — 4.3%
CrossAmerica Partners LP		156,720	3,059,174
MPLX LP		189,680	6,361,867
Sunoco LP		82,580	3,626,088
Total Oil/Refined Products			13,047,129
Petrochemicals — 1.4%
Westlake Chemical Partners LP		183,299	4,230,541
Power Generation — 0.8%
NextEra Energy Partners LP		33,340	2,469,494
Total Master Limited Partnerships (Cost — $37,584,555)			72,836,495

	Rate	Shares
Convertible Preferred Stocks — 8.9%
Communication Services — 2.2%
Media — 0.7%
Paramount Global, Non Voting Shares	5.750%	69,293	2,012,962
Wireless Telecommunication Services — 1.5%
2020 Cash Mandatory Exchangeable Trust	5.250%	3,769	4,690,520
Total Communication Services			6,703,482
Consumer Discretionary — 1.0%
Auto Components — 1.0%
Aptiv PLC, Non Voting Shares	5.500%	27,670	2,957,370
Financials — 2.3%
Capital Markets — 2.3%
KKR & Co. Inc., Non Voting Shares	6.000%	115,490	7,012,553
Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
Boston Scientific Corp., Non Voting Shares	5.500%	2,934	322,857

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	17

Schedule of investments (cont’d)

October 31, 2022

ClearBridge Tactical Dividend Income Fund

(Percentages shown based on Fund net assets)

Security		Rate	Shares	Value
Utilities — 3.3%
Electric Utilities — 1.4%
NextEra Energy Inc.		6.219%	88,590	$4,274,467
Gas Utilities — 1.1%
South Jersey Industries Inc.		8.750%	31,730	2,189,370
Spire Inc.		7.500%	23,900	1,211,730
Total Gas Utilities				3,401,100
Multi-Utilities — 0.8%
DTE Energy Co.		6.250%	45,450	2,334,767
Total Utilities				10,010,334
Total Convertible Preferred Stocks (Cost — $27,850,786)				27,006,596

Investments in Underlying Funds — 2.1%
Ares Capital Corp.			80,460	1,563,338	(a)
Barings BDC Inc.			226,900	2,021,679	(a)
TriplePoint Venture Growth BDC Corp.			212,042	2,709,896	(a)
Total Investments in Underlying Funds (Cost — $5,950,149)				6,294,913

	Rate	Maturity Date	Face Amount
Convertible Bonds & Notes — 1.2%
Industrials — 1.2%
Airlines — 1.2%
American Airlines Group Inc., Senior Notes (Cost — $3,270,448)	6.500%	7/1/25	$3,114,000	3,504,807
Total Investments before Short-Term Investments (Cost — $204,148,870)				299,483,591

			Shares
Short-Term Investments — 0.5%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	2.966%		1,267,237	1,267,237	(b)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	3.147%		316,809	316,809	(b)(c)
Total Short-Term Investments (Cost — $1,584,046)				1,584,046
Total Investments — 99.6% (Cost — $205,732,916)				301,067,637
Other Assets in Excess of Liabilities — 0.4%				1,095,326
Total Net Assets — 100.0%				$302,162,963

See Notes to Financial Statements.

18	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

ClearBridge Tactical Dividend Income Fund

*	Non-income producing security.

(a)	Security is a business development company.

(b)	Rate shown is one-day yield as of the end of the reporting period.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2022, the total market value of investments in Affiliated Companies was $316,809 and the cost was $316,809 (Note 8).

Abbreviation(s) used in this schedule:

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	19

Statement of assets and liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $205,416,107)	$300,750,828
Investments in affiliated securities, at value (Cost — $316,809)	316,809
Foreign currency, at value (Cost — $27,949)	24,283
Dividends and interest receivable from unaffiliated investments	1,392,224
Receivable for Fund shares sold	136,509
Dividends receivable from affiliated investments	1,187
Prepaid expenses	25,062
Total Assets	302,646,902

Liabilities:
Investment management fee payable	186,591
Payable for Fund shares repurchased	110,195
Transfer agent fees payable	66,895
Service and/or distribution fees payable	55,874
Audit and tax fees payable	30,997
Trustees’ fees payable	1,821
Accrued expenses	31,566
Total Liabilities	483,939
Total Net Assets	$302,162,963

Net Assets:
Par value (Note 7)	$160
Paid-in capital in excess of par value	289,135,972
Total distributable earnings (loss)	13,026,831
Total Net Assets	$302,162,963

See Notes to Financial Statements.

20	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

Net Assets:
Class A	$217,091,218
Class C	$14,439,225
Class I	$54,502,926
Class IS	$16,129,594

Shares Outstanding:
Class A	11,516,903
Class C	812,377
Class I	2,865,390
Class IS	848,680

Net Asset Value:
Class A (and redemption price)	$18.85
Class C*	$17.77
Class I (and redemption price)	$19.02
Class IS (and redemption price)	$19.01
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.50%; 5.75% prior to August 15, 2022)	$19.95

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	21

Statement of operations

For the Year Ended October 31, 2022

Investment Income:
Dividends from unaffiliated investments	$12,110,883
Dividends from affiliated investments	11,666
Interest	174,786
Less: Foreign taxes withheld	(48,647)
Total Investment Income	12,248,688

Expenses:
Investment management fee (Note 2)	2,536,999
Service and/or distribution fees (Notes 2 and 5)	790,700
Transfer agent fees (Note 5)	351,772
Registration fees	75,747
Fund accounting fees	70,674
Legal fees	38,064
Audit and tax fees	30,646
Trustees’ fees	25,771
Shareholder reports	14,725
Custody fees	2,050
Insurance	1,866
Commitment fees (Note 9)	1,065
Interest expense	197
Miscellaneous expenses	7,167
Total Expenses	3,947,443
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(3,599)
Net Expenses	3,943,844
Net Investment Income	8,304,844

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	4,256,420
Foreign currency transactions	(3,023)
Net Realized Gain	4,253,397
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(42,881,943)
Foreign currencies	(4,122)
Change in Net Unrealized Appreciation (Depreciation)	(42,886,065)
Net Loss on Investments and Foreign Currency Transactions	(38,632,668)
Decrease in Net Assets From Operations	$(30,327,824)

See Notes to Financial Statements.

22	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2022	2021

Operations:
Net investment income	$8,304,844	$8,078,664
Net realized gain	4,253,397	21,918,347
Change in net unrealized appreciation (depreciation)	(42,886,065)	82,022,308
Increase (Decrease) in Net Assets From Operations	(30,327,824)	112,019,319

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(8,216,215)	(8,452,338)
Return of capital	(4,852,720)	(4,621,162)
Decrease in Net Assets From Distributions to Shareholders	(13,068,935)	(13,073,500)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	41,915,014	111,356,630
Reinvestment of distributions	12,681,889	11,751,553
Cost of shares repurchased	(70,606,335)	(137,129,337)
Decrease in Net Assets From Fund Share Transactions	(16,009,432)	(14,021,154)
Increase (Decrease) in Net Assets	(59,406,191)	84,924,665

Net Assets:
Beginning of year	361,569,154	276,644,489
End of year	$302,162,963	$361,569,154

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$21.41	$15.65	$18.13	$16.10	$16.63

Income (loss) from operations:
Net investment income	0.49	0.48	0.50	0.37	0.50
Net realized and unrealized gain (loss)	(2.27)	6.06	(2.17)	2.44	(0.25)
Total income (loss) from operations	(1.78)	6.54	(1.67)	2.81	0.25

Less distributions from:
Net investment income	(0.49)	(0.50)	(0.28)	(0.38)	(0.53)
Return of capital	(0.29)	(0.28)	(0.53)	(0.40)	(0.25)
Total distributions	(0.78)	(0.78)	(0.81)	(0.78)	(0.78)

Net asset value, end of year	$18.85	$21.41	$15.65	$18.13	$16.10
Total return[2]	(8.37)%	42.46%	(9.05)%	17.98%	1.51%

Net assets, end of year (millions)	$217	$238	$117	$134	$115

Ratios to average net assets:
Gross expenses	1.19%	1.18%	1.20%	1.20%	1.19%
Net expenses[3]	1.19 [4]	1.18 [4]	1.20 [4]	1.20	1.19 [4]
Net investment income	2.44	2.44	3.00	2.18	3.02

Portfolio turnover rate	19%	38%	47%	25%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.19%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 21, 2021, the expense limitation was 1.25%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$20.20	$14.79	$17.16	$15.28	$15.81

Income (loss) from operations:
Net investment income	0.31	0.35	0.37	0.23	0.37
Net realized and unrealized gain (loss)	(2.12)	5.68	(2.05)	2.31	(0.24)
Total income (loss) from operations	(1.81)	6.03	(1.68)	2.54	0.13

Less distributions from:
Net investment income	(0.40)	(0.40)	(0.23)	(0.32)	(0.45)
Return of capital	(0.22)	(0.22)	(0.46)	(0.34)	(0.21)
Total distributions	(0.62)	(0.62)	(0.69)	(0.66)	(0.66)

Net asset value, end of year	$17.77	$20.20	$14.79	$17.16	$15.28
Total return[2]	(9.00)%	41.34%	(9.67)%	17.08%	0.79%

Net assets, end of year (000s)	$14,439	$31,509	$46,347	$84,027	$113,580

Ratios to average net assets:
Gross expenses	1.93%	1.93%	1.95%	1.94%	1.92%
Net expenses[3]	1.93 [4]	1.93 [4]	1.95 [4]	1.94	1.92 [4]
Net investment income	1.63	1.93	2.33	1.45	2.31

Portfolio turnover rate	19%	38%	47%	25%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$21.59	$15.78	$18.27	$16.22	$16.75

Income (loss) from operations:
Net investment income	0.55	0.55	0.56	0.42	0.56
Net realized and unrealized gain (loss)	(2.29)	6.08	(2.20)	2.46	(0.27)
Total income (loss) from operations	(1.74)	6.63	(1.64)	2.88	0.29

Less distributions from:
Net investment income	(0.53)	(0.53)	(0.29)	(0.40)	(0.56)
Return of capital	(0.30)	(0.29)	(0.56)	(0.43)	(0.26)
Total distributions	(0.83)	(0.82)	(0.85)	(0.83)	(0.82)

Net asset value, end of year	$19.02	$21.59	$15.78	$18.27	$16.22
Total return[2]	(8.12)%	42.74%	(8.78)%	18.31%	1.77%

Net assets, end of year (000s)	$54,503	$63,644	$49,069	$75,791	$84,885

Ratios to average net assets:
Gross expenses	0.95%	0.92%	0.94%	0.93%	0.92%
Net expenses[3]	0.95 [4]	0.92 [4]	0.94 [4]	0.93	0.92
Net investment income	2.67	2.79	3.33	2.45	3.33

Portfolio turnover rate	19%	38%	47%	25%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$21.58	$15.77	$18.25	$16.21	$16.75

Income (loss) from operations:
Net investment income	0.56	0.54	0.50	0.40	0.48
Net realized and unrealized gain (loss)	(2.28)	6.11	(2.12)	2.48	(0.19)
Total income (loss) from operations	(1.72)	6.65	(1.62)	2.88	0.29

Less distributions from:
Net investment income	(0.53)	(0.54)	(0.29)	(0.41)	(0.56)
Return of capital	(0.32)	(0.30)	(0.57)	(0.43)	(0.27)
Total distributions	(0.85)	(0.84)	(0.86)	(0.84)	(0.83)

Net asset value, end of year	$19.01	$21.58	$15.77	$18.25	$16.21
Total return[2]	(8.02)%	42.90%	(8.69)%	18.30%	1.75%

Net assets, end of year (000s)	$16,130	$28,589	$14,998	$1,192	$184

Ratios to average net assets:
Gross expenses	0.84%	0.84%	0.88%	1.03%	1.42%
Net expenses[3,4]	0.84	0.84	0.88	0.90	0.90
Net investment income	2.74	2.74	3.07	2.29	2.90

Portfolio turnover rate	19%	38%	47%	25%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Tactical Dividend Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services - Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily

28	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	29

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$189,840,780	—	—	$189,840,780
Master Limited Partnerships	72,836,495	—	—	72,836,495
Convertible Preferred Stocks:
Communication Services	2,012,962	$4,690,520	—	6,703,482
Other Convertible Preferred Stocks	20,303,114	—	—	20,303,114
Investments in Underlying Funds	6,294,913	—	—	6,294,913
Convertible Bonds & Notes	—	3,504,807	—	3,504,807
Total Long-Term Investments	291,288,264	8,195,327	—	299,483,591
Short-Term Investments†	1,584,046	—	—	1,584,046
Total Investments	$292,872,310	$8,195,327	—	$301,067,637

†	See Schedule of Investments for additional detailed categorizations.

(b) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(c) Master limited partnerships. The Fund may not invest more than 25% of the value of its total assets in the securities of Master Limited Partnerships (“MLPs”) that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited

30	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	31

Notes to financial statements (cont’d)

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital and distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(h) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(i) Distributions to shareholders. Distributions are declared and paid on a quarterly basis to shareholders of the Fund and are recorded on ex-dividend date. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during

32	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. The Fund may distribute additional amounts if required under the income tax regulations. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes.

(j) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

The Fund may invest in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Fund which are generally not deductible in computing the Fund’s taxable income until such time as that particular MLP either generates income to offset those losses or the Fund disposes of units in that MLP. This may result in the Fund’s taxable income being substantially different than its book income in any given year. As a result, the Fund may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Fund.

The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	33

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(115,546)	$115,546

(a)	Reclassifications are due to differences between actual and estimated information for the prior year related to the Fund’s investments in REITs and MLPs.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

34	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 1.19%, 2.00%, 1.00% and 0.90%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended October 31, 2022, fees waived and/or expenses reimbursed amounted to $3,599, which included an affiliated money market fund waiver of $1,016.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$25,656	—
CDSCs	2,424	$104

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	35

Notes to financial statements (cont’d)

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$63,345,769
Sales	78,296,387

At October 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$198,477,870	$112,119,290	$(9,529,523)	$102,589,767

4. Derivative instruments and hedging activities

During the year ended October 31, 2022, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$570,133	$254,387
Class C	220,567	23,775
Class I	—	71,336
Class IS	—	2,274
Total	$790,700	$351,772

36	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

For the year ended October 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$3,271
Class C	62
Class I	180
Class IS	86
Total	$3,599

6. Distributions to shareholders by class

	Year Ended October 31, 2022	Year Ended October 31, 2021
Net Investment Income:
Class A	$5,516,408	$4,469,589
Class A2†	—	876,436
Class C	434,207	977,167
Class I	1,518,207	1,516,208
Class IS	747,393	612,938
Total	$8,216,215	$8,452,338

Return of Capital:
Class A	$3,258,140	$2,727,994
Class A2†	—	263,715
Class C	256,455	458,097
Class I	896,695	819,754
Class IS	441,430	351,602
Total	$4,852,720	$4,621,162

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

7. Shares of beneficial interest

At October 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	37

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,195,281	$24,337,410	4,263,867	$86,429,996
Shares issued on reinvestment	437,679	8,475,803	354,163	6,860,921
Shares repurchased	(1,226,587)	(24,748,296)	(981,661)	(19,031,296)
Net increase	406,373	$8,064,917	3,636,369	$74,259,621

Class A2†
Shares sold	—	—	179,135	$3,383,370
Shares issued on reinvestment	—	—	62,649	1,140,151
Shares repurchased	—	—	(3,399,303)	(68,506,260)
Net decrease	—	—	(3,157,519)	$(63,982,739)

Class C
Shares sold	42,123	$841,025	54,001	$965,437
Shares issued on reinvestment	37,034	686,607	78,367	1,406,023
Shares repurchased	(826,620)	(15,874,608)	(1,706,634)	(31,457,988)
Net decrease	(747,463)	$(14,346,976)	(1,574,266)	$(29,086,528)

Class I
Shares sold	463,558	$9,663,114	498,295	$10,090,502
Shares issued on reinvestment	118,980	2,331,539	117,289	2,265,999
Shares repurchased	(664,340)	(13,540,095)	(778,437)	(14,854,961)
Net decrease	(81,802)	$(1,545,442)	(162,853)	$(2,498,460)

Class IS
Shares sold	335,934	$7,073,465	533,708	$10,487,325
Shares issued on reinvestment	60,791	1,187,940	4,032	78,459
Shares repurchased	(873,017)	(16,443,336)	(163,987)	(3,278,832)
Net increase (decrease)	(476,292)	$(8,181,931)	373,753	$7,286,952

†

On June 24, 2021, the Fund converted 2,887,158 Class A2 shares into 2,877,309 Class A shares, valued at $59,042,384. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended October 31, 2022. The following transactions were effected in such company for the year ended October 31, 2022.

38	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

	Affiliate
	Value at
	October 31,	Purchased		Sold
	2021	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$837,233	$13,411,337	13,411,337	$13,931,761	13,931,761

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2022
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$11,666	—	$316,809

9. Redemption facility

On February 4, 2022, the Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended October 31, 2022.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$8,216,215	$8,452,338
Tax return of capital	4,852,720	4,621,162
Total distributions paid	$13,068,935	$13,073,500

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	39

Notes to financial statements (cont’d)

As of October 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(70,615,079)
Other book/tax temporary differences(a)	(18,944,191)
Unrealized appreciation (depreciation)(b)	102,586,101
Total distributable earnings (loss) — net	$13,026,831

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of certain passive activity losses from partnership investments and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis in partnership investments.

11. Recent accounting pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

* * *

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic,

40	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

* * *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

ClearBridge Tactical Dividend Income Fund 2022 Annual Report	41

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of ClearBridge Tactical Dividend Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Tactical Dividend Income Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

42	ClearBridge Tactical Dividend Income Fund 2022 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Investment Trust (the “Trust”) held on May 4 and 5, 2022, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to ClearBridge Tactical Dividend Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Agreements and asked questions and requested additional information from management. Throughout the year, the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Agreements. Prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management, advisory and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the May 2022 meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the

ClearBridge Tactical Dividend Income Fund	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Agreements was in the best interests of the Fund and its shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the fund complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

44	ClearBridge Tactical Dividend Income Fund

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board also considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as equity income funds by Lipper, showed, among other data, that the performance of the Fund’s Class I shares for the 1-, 3-, 5- and 10-year periods ended December 31, 2021 was above the median performance of the funds in the Performance Universe for the 1- and 3-year periods and below the median performance of the funds in the Performance Universe for the 5- and 10-year periods. The Board noted the explanations from the Manager and ClearBridge concerning the reasons for the Fund’s relative performance versus the peer group for the various periods.

ClearBridge Tactical Dividend Income Fund	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and each Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers, respectively. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

The Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund noting that there were none.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts, and the differences in the degree of entrepreneurial and other risks borne by the Manager in managing the Fund and in managing other types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board also received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee as well as its actual total expense ratio with those of a group of institutional funds consisting of 15 equity income funds (including the

46	ClearBridge Tactical Dividend Income Fund

Fund) selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional equity income funds (including the Fund) (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was at the median of management fees payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was above the median of management fees paid by the funds in the Expense Group and above the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was above the median of the total expense ratios of the funds in the Expense Group and above the median of the actual total expense ratios of the funds in the Expense Universe. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue until and expire on December 31, 2023.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Funds complex as a whole. The Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted the size of the Fund.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

ClearBridge Tactical Dividend Income Fund	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, including the recent appointment of an affiliate of the Manager as the transfer agent of the Fund.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadvisers and their affiliates received were reasonable.

48	ClearBridge Tactical Dividend Income Fund

Statement regarding liquidity risk management program (unaudited)

Each Franklin Templeton and Legg Mason Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

ClearBridge Tactical Dividend Income Fund	49

Statement regarding liquidity risk management program (unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

50	ClearBridge Tactical Dividend Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Tactical Dividend Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

ClearBridge Tactical Dividend Income Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

52	ClearBridge Tactical Dividend Income Fund

Independent Trustees† (cont’d)
Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset
Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

ClearBridge Tactical Dividend Income Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 57 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 128 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	128
Other board memberships held by Trustee during the past five years	None

54	ClearBridge Tactical Dividend Income Fund

Additional Officers

Ted P. Becker

Franklin Templeton

280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr

Franklin Templeton

280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge Tactical Dividend Income Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

56	ClearBridge Tactical Dividend Income Fund

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Tactical Dividend Income Fund	57

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended October 31, 2022:

	Pursuant to:	Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$5,700,717
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$5,907,370
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$117,627
Qualified Business Income Dividends Earned	§199A	$327,700
Section 163(j) Interest Earned	§163(j)	$174,786

58	ClearBridge Tactical Dividend Income Fund

ClearBridge

Tactical Dividend Income Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

ClearBridge Tactical Dividend Income Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

ClearBridge Tactical Dividend Income Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Tactical Dividend Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For	purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD02662 12/22 SR22-4545

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2021 and October 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,110 in October 31, 2021 and $325,110 in October 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2021 and $0 in October 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $100,500 in October 31, 2021 and $100,500 in October 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in October 31, 2021 and $0 in October 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an

“Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $1,558,348 in October 31, 2021 and $785,604 in October 31, 2022.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 22, 2022